UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 30, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of March 1, 2004, providing for the issuance of Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates, Series 2004-1)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-106925	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of its Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates, Series 2004-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-106925) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,339,141,000 aggregate principal amount of Class 1-A, Class 2-A1, Class 2-A2, Class A-IO, Class A-SIO, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class B Certificates of its Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates, Series 2004-1 on March 30, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 25, 2004, as supplemented by the Prospectus Supplement dated March 26, 2004 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of March 1, 2004, among Structured Asset Securities Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer, Wells Fargo Home Mortgage, Inc., as seller, The Murrayhill Company, as credit risk manager, and LaSalle Bank National Association, as trustee.  The “Certificates” consist of the following classes:  Class 1-A, Class 2-A1, Class 2-A2, Class A-IO, Class A-SIO, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B, Class P, Class X1, Class X2 and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain conventional, first lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,343,169,396 as of March 1, 2004, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of March 1, 2004, among Structured Asset Securities Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer, Wells Fargo Home Mortgage, Inc., as seller, The Murrayhill Company, as credit risk manager and LaSalle Bank National Association, as trustee.

99.1

Mortgage Loan Purchase and Assignment Agreement dated as of March 1, 2004, between Wells Fargo Home Mortgage, Inc., as seller, and Structured Asset Securities Corporation, as purchaser.

99.2

Securitization Servicing Agreement dated as of March 1, 2004, by and among Wells Fargo Home Mortgage, Inc., as seller, Wells Fargo Bank, N.A., as master servicer, and Wells Fargo Home Mortgage, Inc., as servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:  /s/  Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated: March 30, 2004

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of March 1, 2004, among Structured Asset Securities Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer, Wells Fargo Home Mortgage, Inc., as seller, The Murrayhill Company, as credit risk manager, and LaSalle Bank National Association, as trustee.

99.1

Mortgage Loan Purchase and Assignment Agreement dated as of March 1, 2004, between Wells Fargo Home Mortgage, Inc., as seller, and Structured Asset Securities Corporation, as purchaser.

99.2

Securitization Servicing Agreement dated as of March 1, 2004, by and among Wells Fargo Home Mortgage, Inc., as seller, Wells Fargo Bank, N.A., as master servicer, and Wells Fargo Home Mortgage, Inc., as servicer.